EXHIBIT 99.1

ADELAAR

MONTREIGN

Ready Now

Nancy A. Palumbo

Director of Empire Resorts, Inc.

Independent consultant in areas of strategic marketing, corporate communications and business development

Before Empire Resorts, Inc.

Director of the New York Lottery from January 2004 to October 2006

Executive Deputy Commissioner for the Office of Parks Recreation and Historic Preservation for the State of New York

General Manager of Walker Digital Lottery

Emanuel R. Pearlman

Chairman of the Board of Directors of Empire Resorts, Inc.

Chairman and Chief Executive Officer of Liberation Investment Group, LLC

Advisor and Member of the former Board of Directors of Fontainebleau Miami JV,LLC

A Catskills Destination.

Reborn.

Empire is the Only Existing

Casino Owner / Operator in the Catskills

Publicly traded | NASDAQ

Russell 2000 &3000

Proven and Experienced Management Team

Major Partner ( EPR Properties )

To Develop Adelaar

Fully Financed

We are Ready Now

A Winning Team

Emanuel R. Pearlman

Chairman of Board of Directors 4 years of experience at Empire

14 years of total gaming experience

Chairman of the Board and Chairman of Special Committee – Development & Expansion since 2010

Previous experience at Bally Entertainment; Multimedia Games; Fontainebleau Hotel;

Liberation Investments

Joseph a. D’ Amato CEO and Director

5 years of experience at Empire

32 years of total gaming experience

Previous experience at Mount Airy Casino Resort; Seneca Gaming; Resort International; Trump Entertainment; Bally’s Park Place; Golden Nugget

Laurette J. Pitts COO, CFO and EVP

3 years of experience at Empire

22 years of total gaming experience

Previous experience at American Racing and Entertainment; Mohegan Sun at Pocono Downs; Caesars Entertainment; Mystic Lake Casino; Seneca Allegany

Nanette L. Horner

Chief Counsel, Chief Compliance Officer and EVP

4 years of experience at Empire

18 years of total gaming experience

Previous experience at Pennsyvania Gaming Control Board; Rutgers University School OF Law-Camden, Adjunt Professor of Law; Brown, Michael & Carroll

Charles A. Degliomini

EVP of Governmental Affairs and Corporate Communications

10 years of experience at Empire

13 years of total gaming experience

Previous experience at eLottery; Atlantic Communications Director for the Reagan-Bush Administration; U.S. Senate Staff

$1 Billion Integrated Entertainment & lifestyle Complex

Montreign and Adelaar Will Be a Game Changer for Sullivan County

Reinvent. Revitalize. Reimagine. Ready Now.

MONTREIGN

A Destination Gaming Resort

80,000 SQUARE FEET OF GAMING EXCITEMENT

~ 61table games

2,150 state- of- the-art slot machines

~ 2,620 gaming positions

Raine Center Bar and Spotlight Theatre

V.I.Me. – The VIP Players’ Lounge

SPA & HOTEL

18 story tower

391 luxury rooms including 37 suites

4-star and 4-diamond standards

MEETING AND CONVENTION SPACE

~ 40,000 square feet

M Centre accommodates up to 1,300

Events range from banquets to boxing

RESTAURANTS

Fine dining to grab-n-go

Capital Investment No Competition Scenario

MONTREIGN MINIMUM CAPITAL INVESTMENT $450 Million

ADELAAR MINIMUM CAPITAL INVESTMENT $270 Million

MINIMUM CAPITAL INVESTMENT $720Million

A Project Dream Team

PROJECT TEAM

ROLE TEAM MEMBER YEARS ON PROJECT

ROLE TEAM MEMBER YEARS ON PROJECT

Casino Owner & Operator 3.0 Resort Developer 3.0

Master Planner, Architect and Landscape Architect 2.5 Montreign Architect 2.5

Golf Course Designer 3.0 Environmental, Planning & Engineering Consultant 2.0

Public Relations 3.0 CAFO Consultant 1.5

Real Estate Counsel 3.0 SEC Counsel 3.0

Accountant 2.0 Local PR 2.5

Gaming, Labor & IP Counsel 3.0 Land Use Counsel 3.0

Pay & Benefit Consultant 3.0 Gaming Consultant 2.5

Contractor 2.0 Finance Counsel 1.0

Consultant 0.5 Financial Advisor 1.0

Capital Investment No Competition Scenario

MONTREIGN MINIMUM CAPITAL INVESTMENT $450 Million

ADELAAR MINIMUM CAPITAL INVESTMENT $270 Million

MINIMUM CAPITAL INVESTMENT $720Million

New york state $1 Billion

SULLIVAN COUNTY $610 Million

The Gaming acility will gnerate up to $300 Million in new economic benefit within the State in 2019

REGION $882 Million

Revenue to the State

The Gaming Facility will generate ~ $108 Million in total direct and indirect tax revenues for New York State and Sullivan County in 2017

Growing to -$142 Million in 2021

DIRECT TAX REVENUE INDIRECT TAX REVENUE

($ in Million) ($ in Million)

$7.4 $8.1 $8.7 $8.9 $9.2 $97.5 $107.2 $115.0 $123.0 $128.7

$1.2 $1.3 $1.4 $1.5 $1.5 $1.9 $2.0 $2.1 $2.2 $2.2

2017 2018 2019 2020 2021 2017 2018 2019 2020 2021

New York State Sullivan County New York State Sullivan County

TOTAL TAX REVENUE 2017 2018 2019 2020 2021

$108 Million $119 Million $127 Million $136 Million $142 Million

Montreign Fully Financed

Fully committed financing with a combination of equity to be obtained through a public rights offering and debt in the form of a senior secured credit facility provided by Credit Suisse

No Competition Scenario

MONTRIGN FINANCING (1)

$150 Million of equity $478 Million of senior secured financing

EQUITY COMMITMENTS

Empire public rights offering of up to $150 Million Empire’s majority shareholder has agreed to purchase its pro rata shares in the rights offering Majority shareholder has agreed to purchase any shares not purchased by other shareholders

DEBT COMMITMENTS

Credit Suisse has committed to raise $478 Million

$350 Million first lien senior secured term loan

$128 Million second lien senior secured term loan

(1)Excludes $25 Million of cash to be invested in Montreign through December 31, 2014

Ready Now SEQRA Amendements of Town Zoning Code New Comprehensive Development Plan Local Land Use Approvals(1) Final Site Plan and Minor Site Plan Amendment

Water and Waste Water (1) Approved contitioned upon receipt of other regulatory agency approvals

Montreign Capital Investment

IF a license for a competing Gaming Facility is awarded elsewhere in the Region, Montreign will proceed with a project, however, the minimum capital investment would be greatly reduced

Gaming Facility Location Montreign’s Minimum Capital Investment Region 1

If no License is awarded for a Gaming Facility located in Duchess or Orange Counties (or elsewhere in the Region):

If a License is awar Facility located in Duchess or Northern Orange County (or elsewhere in the Region other than Southern Orange County):

If a License is awarded for a Gaming Facility locatedin Southern Orange County: $172 Million $277 Million $452 Million

David Brain Founder, President & CEO of EPR Properties

of EPR Properties Return on Insight

EPR Properties

NYSE: EPR

Founded: 1997

$5.0 Billion Total Market Cap

39 States, D.C. & Canada

Investment Grade Rated

Invested in New York State for Over a Decade

Long Trem Ownership Oriented

Entertainment Education Recreation

Total Investments

$4,000 $3,000 $2,000 $1,000 $0 1997 1999 2001 2003 2005 2007 2009 2011 2013 2014 projected

Megaplex Theatres/ERC’S Education Metro ski/Other

(in Millions)

10 Year Total Shareholder Return

EPR – 207%

ADELAAR

Overview

1,700 acres

Master Planned Community

Four seasons of indoor fun &

outdoor adventure

1	Million non-gaming

Visitors anticipated

A Plan

That Meets Ready Now

The Vision

The waterpark Lodge

Over 150 acres of hilly terrain

A 350-room family-style lodge

50 family-style suites

A 120,000 square foot

indoor/outdoor waterpark

A conference center

A banquet facility

Snow tubing and boarding zip lines and mountain coaster

Entertainment Village

Blumenfeld

Development Group

Co-Investor

Project Developer

Construction Manager

Property Manager

Features

Frank CineBowl Grille

Gotham Comedy Club

Catskills Marketplace

Bubby’s Restaurant

Kid’s Quest / Cyber Quest

New Horizons Academy

Frank CineBowl Grille

Gotham Comedy Club

Catskills Marketplace

Bubby’s Restaurant

Kid’s Quest

Cyber Quest

Monster Golf Course and Culbhouse

Rees Jones “The Open Doctor “ Golf Course Architect

“Even some of the most timeless golf course designs require remodeling or restoration to inject life into an existing layout”

The Legendary Roes Jones

LEGENDS of Sports GOLF CHALLENGE

Designing Complete Environments

Unpled Community Design

Laurette J. Pitts

COO, CFO and EVP of Empire Resorts, Inc.

Before Empire Resortd, Inc.

Regional Vice President of Finance and administration for American Racing and Entertainment , LLC

Chief Financial Officer for Mohegan Sun at Pocono Downs

World-Class Destination Resort

Hospitality

Lodging and conference center

Entertainment

Shopping, movies, bowling, comedy

Food and Beverage

Restaurants, bars, farmers markets

Sports & Leisure

Golf, tubing, snowboarding

Attrasctions

Waterpark, adventure park

Health & wellness

Spa, fitness, swimming

Catskills

Skiing, hiking, biking, hunting, fly fishing

Events

Festivals, Bethel Woods, Monticello Motor Club

Gaming

World-class gaming, dining & entertainment

Joseph A. D’Amato

CEO and Director of empire Resorts, Inc.

Before Empire Resorts, Inc.

Chief Executive Officer of Mount Airy Casino Resort in Pennsylvania, and Chief Operating Officer and chief Financial Officer of the Seneca Gaming Corporation in Western New York

Former executive with the Resorts International, Trump Entertainment, Bally’s Park Place and Golden Nugget organizations

The Experience

A Full Range of Dining Options

A Full Range of Entertainment Options

Spa. Salon. Pool. Fitness Center.

Independent Gaming Market Analysis by Global Gaming & Hospitality

Global Gaming & Hospitality

Respected and proven Gaming Consultant

Total Gross Gaming Revenue

$271 Million Year One

$359 Million Year Ten

Total Revenue

$319 Million Year One

$422 Million Year Ten

Gaming Revenues expected to be recaptured from New York residents:

$54 Million Annually

Gross Total Revenues from out-of-state visitors:

$120 Milion Growing to $151 Million Over 5 Years

PAYS

MONTREIGN

ME. ME.

Laurette J. Pitts

COO, CFO and EVP of Empire Resorts, Inc.

Before Empire Resortd, Inc.

Regional Vice President of Finance and administration for American Racing and Entertainment , LLC

Chief Financial Officer for Mohegan Sun at Pocono Downs

Construction Economic Impact

UNION WORK CONSTRUCTION HOURS 2.6 Million NUMBER OF JOBS 3029

DIRECT EMPLOYEE COMPENSATION $177 Million DIRECT ECONOMIC OUTPUT $594 Million

Committed ot use women, minorities and veteran during construction

Goal of 20% combined local, minority, woman, persons with disablilities and veteran workforce participation

Currently, Empire purchases 64% of goods and services from New York state vendors and plans to continue this trend

MWVCE Contractor Outreach Event

Workforce Promote the Development of a skilled and diverse work force:

Provide access to promotion opportunities

Create opportunites for citixen of Sullivan County

Outreach to local unemployed and under-employed residents

Workforce training and development

Tuition Reimbursement

On-Site Daycare

Employee Assistance Program

Gaming Facility job Creation

FULL & PART TIME JOBS UP TO 2,400 ESTIMATED

UP TO $76 Million UP TO $340 Million

Direct Employment from Operations

Direct Employment Compensation from Annual Operations Direct Economic Output from Annual Operations

Committed to a diverse workforce

Goal of 30% combined minority, woman, persons with disablilities and veteran workforce participation

Nanette L. Horner

Chief of the Company’s Responsible Gaming Committee

Member of the Board of Directors of the National Council on Problem Gambling and chair of the NCPG’s Membership Committee

Before Empire Resorts, inc.

Pennsylvania Gaming Control Board – Office of Chief Counsel assigned to the Bureau of Licensing

Pennsylvania Gaming Control Board’s first Director of the Office of Compulsive and Problem Gambling

Responsible Gaming

Compulsive and Problem Gambling Plan:

Employee training – developed by the New York Council on Problem Gambling

TIPs training for responsible alcohol service

On-site information and printed materials

Signage

HOPELine

Charles A. Degliomini

EVP of Governmental Affairs & Corporate Communications of Empire Resorts, Inc.

Director of the New York Gaming Association, and is on the Board of the Hudson Valley Economic Development Corporation

Project Labor & Labor Peace Agreements

Project Labor and Labor Peace Agreements with Local Unions affiliated with the Hudson Valley Building and Construction Trades Council

Labor Peace Agreement with the New York Hotel & Motel Trades Council

Partnerships Monticello Motor Club

North America’s Premier Automotive Resort

Partnerships Impacted Live Entertainment Venues

Upstate Theaters for a Fair Game: coalition that represents live entertainment venues in the State of New York

Bethel Woods Center for the Arts

Bardavon 1869 Opera House

Bethel Woods Center for the Arts

Historic Bardavon 1869 Opera House

A catskills Destination. Reborn. Ready Now